                                                                      EXHIBIT 23
                         PRIORITY HEALTHCARE CORPORATION
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69921, 333-61479, 333-65927, 333-82481,
333-56882 and 333-69280) of Priority Healthcare Corporation of our reports dated February 18, 2003, except as to Note 2 which is dated March 20, 2003, relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Orlando, Florida
March 26, 2003